UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2022

FOMO CORP.

(Exact name of Registrant as specified in its Charter)

california	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 E Erie St, Ste 525 Unit #2250, Chicago, IL 60611

(Address of principal executive offices)

(630) 286-9560

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	FOMC	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

FOMO CORP. is referred to herein as “FOMO”, the “Company”, “we”, or “us”.

Item 1.01 Entry into a Material Definitive Agreement.

On April 5, 2022, we issued a convertible debenture to a third-party lender in the principal amount of $115,000 with a one-year maturity (the “Convertible Debenture”), netting us $100,000 after original issue discount and legal fees. The Convertible Debenture bears interest at the rate of 10% per annum, has prepayment options for early redemption by the Company, and is convertible into common stock after six months at a conversion rate of a 40% discount to market prices during the 20 business days prior to and including the conversion date, subject to adjustment for mergers, stock splits, stock dividends and other recapitalization events.

In addition, in connection with the issuance of the Debenture, we issued to the lender a warrant (the “Warrant”) to purchase 55,000,000 shares of our common stock (the “Warrant”). The Warrant is exercisable for a period of three years at an exercise price of $0.0012 per share, subject to adjustment for mergers, stock splits, stock dividends and other recapitalization events.

The proceeds from issuance of the Convertible Debenture are being used for general working capital purposes.

The Convertible Debenture, the Warrant and the shares of common stock underlying the Convertible Debenture and the Warrant were issued in a transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”), as amended, pursuant to the exemption afforded by Section 4(a)(2) of the Securities Act.

The above descriptions of the Convertible Debenture and the Warrant are only summaries and are qualified in their entirety by reference to the copies of those documents filed as Exhibits to this Report.

Item 3.02 Unregistered Sale of Equity Securities.

The disclosure set forth in Item 1.01 Entry into a Material Agreement in this Report is incorporated into this Item 3.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

10.1	GS Capital Debenture – April 5, 2022
10.2	GS Capital Warrant – April 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO CORP.

Date: April 6, 2022	By:	/s/ Vikram Grover
Vikram Grover